UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2007

NORTH PITTSBURGH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-13716 (Commission File Number)	25-1485389 (I.R.S. Employer Identification Number)

4008 Gibsonia Road Gibsonia, Pennsylvania (address of principal executive offices)	15044-9311 (Zip Code)

Registrant’s telephone number, including area code: (724) 443-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement

Executive Employment Agreements.  The Board of Directors of North Pittsburgh Systems, Inc., a Pennsylvania corporation (the “Company”), and the Board of Directors of North Pittsburgh Telephone Company, a Pennsylvania corporation and a wholly owned subsidiary of the Company (“NPTC”), upon the recommendation of the Company’s Compensation Committee, on July 1, 2007 authorized employment agreements (collectively, the “Employment Agreements” and each an “Employment Agreement”) with each of the Company’s seven executive officers.  The Company, NPTC and the executives have since entered into such Employment Agreements, each dated July 1, 2007.  Employment agreements between NPTC and most of these executives were in place before July 1, 2007; the new Employment Agreements replace those prior agreements.

The new Employment Agreements all provide that they terminate on March 31, 2008.  They also provide that NPTC will (a) include the executive as a participant in each of NPTC’s salaried employees’ benefit programs and provide to the executive benefits thereunder no less favorable to the executive than the benefits that were provided to the executive under each such plan on May 31, 2007, (b) provide the executive with use of an automobile and (c) provide the executive with certain amounts of life insurance.  They also provide that the Company will maintain an executive bonus plan and include the executive as a participant in such executive bonus plan.

The Employment Agreements provide that NPSI may assign the executive to a different position having different responsibilities and duties, but that prior to the occurrence of a Change of Control (as defined in the Employment Agreements) any such different position shall be an executive office with responsibilities and duties equal to or greater than those provided for in the executive’s Employment Agreement and the Schedule A attached thereto.  The Employment Agreements provide that the executive may terminate his employment upon not less than thirty (30) days’ notice and that NPTC may terminate the executive’s employment at any time.  The Employment Agreements provide, further, however, that, if NPTC terminates the executive’s employment other than for “just or good cause” (as described in the Employment Agreements), NPTC shall pay to the executive a severance amount equal to the executive’s then current annual base salary that would be payable to the executive for the balance of the term of the Employment Agreement, provided that such severance amount shall not be more than 250%, nor less than 125%, of the executive’s then current annual base salary.

The Employment Agreements with Kevin J. Albaugh, N. William Barthlow, Allen P. Kimble, Frank A. Macefe and Albert W. Weigand are substantially identical except for the name of the particular executive, the date of the Extension of Amended and Restated Executive Employment Agreement and Retention Payment Program that the executive and NPTC entered into in 2003, the executive’s salary and titles and the Schedule A that describes the general responsibilities of the executive.  Conformed copies of the Employment Agreements with Messrs. Albaugh, Barthlow, Kimble, Macefe and Weigand are attached to this Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

The Employment Agreement with Matthew D. Poleski, now Vice President, Treasurer and Chief Financial Officer of the Company, differs from the Employment Agreements with

Messrs. Albaugh, Barthlow, Kimble, Macefe and Weigand with respect to salary, titles and the Schedule A description of general responsibilities and also with respect to the fact that neither the Company nor NPTC previously had entered into an employment agreement with Mr. Poleski.  A conformed copy of the Employment Agreement with Mr. Poleski is attached as Exhibit 10.6 to this Form 8-K.

The Employment Agreement with Harry R. Brown, President and Chief Executive Officer of the Company, differs from the Employment Agreements with Messrs. Albaugh, Barthlow, Kimble, Macefe and Weigand with respect to salary, titles and the Schedule A description of general responsibilities and also with respect to the facts that (a) the previous employment agreement between NPTC and Mr. Brown had expired and (b) the Employment Agreement with Mr. Brown provides that if Mr. Brown dies before he retires from his employment with NPTC, NPTC will pay for Mr. Brown’s wife’s benefit the actuarial difference between (i) the aggregate benefits payable under the North Pittsburgh Telephone Company Retirement Plan and the North Pittsburgh Telephone Company Retirement Income Restoration Plan if Mr. Brown had retired as of the date of his death and (ii) the aggregate benefits payable under such Plans as a result of his death while still employed with NPTC under the Employment Agreement.  A conformed copy of the Employment Agreement with Mr. Brown is attached as Exhibit 10.7 to this Form 8-K.

The Employment Agreements do not continue certain provisions relating to payments after a change of control that were in the prior employment agreements.  The employment agreements that were in place between NPTC and most of these executives before July 1, 2007 provided that if, after the occurrence of a Change of Control (as defined in those agreements) of NPTC or the Company but before the expiration of the agreement, NPTC or its successor were to terminate the executive’s employment other than for “Cause” (as defined in those prior agreements) or the executive were to terminate his employment after NPTC or its successor sought to terminate or substantially breach the employment agreement or take certain other actions with respect to the executive’s employment, duties, privileges or geographic location, NPTC would be obligated to make to the executive a one time lump sum severance payment equal to two times the executive’s then current annual base salary.  Those prior agreements also provided that if any benefit or payment by the Company, NPTC or any other subsidiary of the Company to the executive were determined pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), to be an “excess parachute payment” subject to the excise tax imposed by Section 4999 of the Code, NPTC would make to the executive an additional payment (a “gross-up” payment) that would in effect fully reimburse the executive on an after-tax basis for all of such excise tax.  The new Employment Agreements contain no provisions comparable to those severance payment and gross-up provisions of the prior employment agreements.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the copies of the Employment Agreements filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 hereto, which are incorporated herein by reference.

2007 Executive Officers Bonus Plan.  Upon the recommendation of the Company’s Compensation Committee, the Board of Directors of the Company on July 1, 2007 adopted the North Pittsburgh Systems, Inc. 2007 Executive Officers Bonus Plan (the “2007 Bonus Plan”).

The maximum amount potentially payable under the 2007 Bonus Plan is equal to 20% of the aggregate total base salaries paid throughout 2007 to the qualifying participants, who are the President and Vice Presidents of the Company and presently consist of seven (7) individuals.  Based on the salaries paid to the qualifying participants through June 30, 2007 and their current base salaries, the maximum aggregate bonus amount under the 2007 Bonus Plan for all participants is expected to be $345,070.  Bonuses awarded (if any) are distributed equally among all qualifying participants, subject to certain terms and conditions as provided in the 2007 Bonus Plan.

The payment of any bonus under the 2007 Bonus Plan is contingent upon the Company’s shareholders receiving dividends during 2007 of not less than $.80 per share.

Awards under the 2007 Bonus Plan are to be determined based upon performance objectives determined by the Board of Directors upon the recommendation of the Company’s Compensation Committee.  The Board of Directors on July 1, 2007 adopted objectives of successful completion of NPTC’s Fiber-to-the-Node Project, increases in multi megabit broadband products and the successful completion of the first phase of the migration of NPTC’s IT system to a new data center provider.

The description above of the 2007 Bonus Plan reflects terms of the 2007 Bonus Plan assuming the 2007 Bonus Plan is in effect for a full calendar year.  The bonus amounts to be awarded if a Change of Control (as defined in the 2007 Bonus Plan) occurs before December 31, 2007 would be calculated and paid pursuant to paragraph 4(b) of the 2007 Bonus Plan.

The foregoing description of the 2007 Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 Bonus Plan filed as Exhibit 10.8 hereto, which is incorporated herein by reference.

Shareholder Approval Bonus Plan.  Upon the recommendation of the Company’s Compensation Committee, the Board of Directors of the Company on July 1, 2007 also adopted the North Pittsburgh Systems, Inc. Shareholder Approval Bonus Plan (the “Shareholder Approval Bonus Plan”).

The Shareholder Approval Bonus Plan provides that, within thirty (30) days of the approval (as described in the Shareholder Approval Bonus Plan) by the shareholders of the Company of a Transformative Transaction, the Company shall pay $975,000 (net of applicable withholding and payroll taxes) to each of:

Kevin J. Albaugh	Frank A. Macefe
N. William Barthlow	Matthew D. Poleski
Harry R. Brown	Albert W. Weigand
Allen P. Kimble

if such person is a full-time employee of the Company and/or one or more of the Company’s subsidiaries on the date such Transformative Transaction is so approved by the shareholders of the Company.  The individuals named in the list above are referred to in the Shareholder Approval Bonus Plan as the “Participants”.

The Shareholder Approval Bonus Plan provides that such payments are intended as (a) an incentive to the Participants to work together and to achieve the effective evaluation, negotiation, documentation and communication to the Board of Directors of the Company, the shareholders of the Company, regulators and others of the terms and conditions of offers regarding one or more Transformative Transactions and (b) a reward for the time and effort required to do so in addition to the time and effort required for their respective job duties.  The Shareholder Approval Bonus Plan further stipulates that payments under the Shareholder Approval Bonus Plan are not contingent on securing regulatory approval or the actual closing or completion of the Transformative Transaction and are not contingent upon a change of control as defined in Section 280G of the Internal Revenue Code of 1986, as amended, or Treas. Reg. 1.409A-3.

The Shareholder Approval Bonus Plan also stipulates that no amount paid under such Plan shall be taken into account under the North Pittsburgh Telephone Company Retirement Plan, the North Pittsburgh Telephone Company Retirement Income Restoration Plan or any other compensation or benefit plan sponsored by the Company or any subsidiary of the Company.

The Shareholder Approval Bonus Plan defines “Transformative Transaction” as the first to occur of:
“(1)           Either (x) any Person [as defined in the Shareholder Approval Bonus Plan], other than the Company, a subsidiary of the Company or any employee benefit plan(s) sponsored by the Company or any subsidiary of the Company, agrees to acquire or acquires the Beneficial Ownership [as defined in the Shareholder Approval Bonus Plan], directly or indirectly, of securities of the Company entitling such Person to 50% or more of the Voting Power [as defined in the Shareholder Approval Bonus Plan] of the Company, or (y) any Persons agree to act together for the purpose of acquiring, holding, voting or disposing of securities of the Company, or to act in concert or otherwise with the purpose or effect of changing or influencing control of the Company in connection with or as holders of the Beneficial Ownership, directly or indirectly, of securities of the Company, in any case entitling such Person to 50% or more of the Voting Power of the Company; or
(2)           The agreement by any Person or Persons other than the Company and/or any of the Company’s subsidiaries to commence, or the commencement by any Person or Persons other than the Company and/or any of the Company’s subsidiaries, of a Tender Offer [as defined in the Shareholder Approval Bonus Plan] to acquire securities of the Company entitling the holders thereof to 50% or more of the Voting Power of the Company; or
(3)           The commencement by any Person or Persons other than the Company of, or agreement by any Person or Persons other than the Company to commence, a solicitation of proxies from shareholders of the Company for the purpose of electing or removing 50% or more of the members of the Board or any class of the Board; or

(4)           The merger, consolidation, share exchange, division or sale or other disposition of stock or assets of the Company as a result of which the shareholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 50% of the consolidated assets of the Company immediately prior to the transaction;

provided that the Board of Directors of the Company by duly adopted resolution(s) shall have recommended such transaction to the shareholders of the Company or, if no vote of the shareholders of the Company is required in connection with such transaction, shall have approved such transaction; and provided, further, that (A) if securities beneficially owned by a Participant are included in determining the Beneficial Ownership of a Person referred to in clause (1) [above], (B) if the Participant is named pursuant to Item 2 of the Schedule 14D-1 (or the comparable provision of any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in clause (2) [above] or (C) if the Participant is a “participant” as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (other than solely because the Participant is a director, officer or employee of the Company) in a solicitation referred to in clause (3) [above], then no Transformative Transaction with respect to the Participant shall be deemed to have occurred by reason of such event.”

The foregoing description of the Shareholder Approval Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Shareholder Approval Bonus Plan filed as Exhibit 10.9 hereto, which is incorporated herein by reference.

North Pittsburgh Telephone Company Retirement Income Restoration Plan.  The Board of Directors of NPTC on July 1, 2007 adopted amendments to the North Pittsburgh Telephone Company Retirement Income Restoration Plan (the “Restoration Plan”).  The employees of NPTC currently eligible to participate in the Restoration Plan are Kevin J. Albaugh, N. William Barthlow, Harry R. Brown, Allen P. Kimble, Frank A. Macefe, Matthew D. Poleski and Albert W. Weigand.

Most of such amendments were to Sections 4.01 and 4.02 of the Restoration Plan.  These amendments provide that if the service of the participating executive (the “Participant”) ends for a reason that is not termination for “just or good cause” or “Cause” as defined in the Participant’s employment agreement or retirement or purely voluntary resignation, (a) the period of time remaining in the term of the Participant’s employment agreement will be included for purposes of calculating the Participant’s benefits under the Restoration Plan and (b) the age and service used for calculating the Participant’s benefits under the Restoration Plan will include the age and years of service of the Participant as specified in the Participant’s employment agreement or, if such age and service are not specified in the employment agreement, the age and service that the Participant would have attained at the end of the term of his employment agreement.  These amendments incorporate into the Restoration Plan provisions that were in the employment agreements that most of the Participants had with NPTC before those agreements were replaced with the Employment Agreements dated July 1, 2007 referred to above in this Form 8-K.  The amendments also specify how the compensation with which the terminated Participant is to be credited in respect of such credit for service through the term of his employment agreement is to be determined for purposes of calculating the benefits to which the Participant is entitled under the Restoration Plan.

The amendments to the Restoration Plan also added explanatory language with respect to the early retirement incentive program that was implemented by amendments to the Restoration Plan in 2006 and disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on November 21, 2006.  The added explanatory language did not change the substantive provisions of such early retirement incentive program.  The amendments do clarify that a Participant cannot be credited with age or service enhancements pursuant to both such early retirement incentive program and also the provisions regarding termination of service without “just or good cause” or “Cause” that are summarized in the paragraph immediately above in this Form 8-K.

The amendments adopted on July 1, 2007 also augmented Section 10.04 of the Restoration Plan to provide that in the event of a change in ownership or control of NPTC or the Company or a change in the ownership of NPTC’s assets (as such terms are defined in Treas. Reg. Sec. 1.409A-3(i)), no amendment of the Restoration Plan can have the effect of reducing or eliminating the accrued benefits of any then Participant, eliminating any optional form of benefit or otherwise diminishing the Participant’s rights or entitlements, under the Restoration Plan.

The foregoing description of the amendments to the Restoration Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Restoration Plan as amended and restated effective as of July 1, 2007 filed as Exhibit 10.10 hereto, which is incorporated herein by reference.

Item 9.01.  Exhibits

10.1	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Kevin J. Albaugh, on the other hand.

10.2	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and N. William Barthlow, on the other hand.

10.3	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Allen P. Kimble, on the other hand.

10.4	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Frank A. Macefe, on the other hand.

10.5	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Albert W. Weigand, on the other hand.

10.6	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Matthew D. Poleski, on the other hand.

10.7	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Harry R. Brown, on the other hand.

10.8	North Pittsburgh Systems, Inc. 2007 Executive Officers Bonus Plan.

10.9	North Pittsburgh Systems, Inc. Shareholder Approval Bonus Plan.

10.10	North Pittsburgh Telephone Company Retirement Income Restoration Plan as Amended and Restated as of July 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH PITTSBURGH SYSTEMS, INC.

Date: July 6, 2007	By:	/s/ Matthew D. Poleski
Matthew D. Poleski
Vice President, Treasurer, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Kevin J. Albaugh, on the other hand.

10.2	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and N. William Barthlow, on the other hand.

10.3	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Allen P. Kimble, on the other hand.

10.4	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Frank A. Macefe, on the other hand.

10.5	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Albert W. Weigand, on the other hand.

10.6	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Matthew D. Poleski, on the other hand.

10.7	Executive Employment Agreement dated July 1, 2007 by and between North Pittsburgh Telephone Company and North Pittsburgh Systems, Inc., on the one hand, and Harry R. Brown, on the other hand.

10.8	North Pittsburgh Systems, Inc. 2007 Executive Officers Bonus Plan.

10.9	North Pittsburgh Systems, Inc. Shareholder Approval Bonus Plan.

10.10               North Pittsburgh Telephone Company Retirement Income Restoration Plan as Amended and Restated as of July 1, 2007.